FORM OF PROXY CARD

[PROXY SERVICE Address]

To vote by Internet

1)       Read the Proxy Statement and have the proxy card below at hand.

2)       Go to website_______

3)       Follow the instructions provided on the website.

To vote by Telephone

1)       Read the Proxy Statement and have the proxy card below at hand.

2)       Call _________

3)       Follow the instructions.

To vote by Mail

1)       Read the Proxy Statement.

2)       Check the appropriate boxes on the proxy card below.

3)       Sign and date the proxy card.

4)       Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M00000-P00000	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY
AXS ALTERNATIVE VALUE FUND (formerly, Cognios Large Cap Value Fund)

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

	For	Against	Abstain
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the AXS Alternative Value Fund (the “Acquired Fund”) to the AXS Alternative Value Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund	☐	☐	☐

2. The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.	☐	☐	☐

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice and Proxy Statement is available at ____________.

M00000-P00000
PROXY	PROXY

M3Sixty Fund Trust

AXS ALTERNATIVE VALUE FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 26, 2020

This Proxy is solicited on behalf of the Board of Trustees of M3Sixty Fund Trust (the “Trust”), on behalf of the AXS Alternative Value Fund (the “Fund”). Revoking any such prior appointments, the undersigned hereby appoints as proxies [           ] and [           ] (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 at 11:00 a.m. local time, and any adjournment(s) thereof (the “Special Meeting”), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY

PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN

IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD

FORM OF PROXY CARD

[PROXY SERVICE Address]

To vote by Internet

1)       Read the Proxy Statement and have the proxy card below at hand.

2)       Go to website_______

3)       Follow the instructions provided on the website.

To vote by Telephone

1)       Read the Proxy Statement and have the proxy card below at hand.

2)       Call _________

3)       Follow the instructions.

To vote by Mail

1)       Read the Proxy Statement.

2)       Check the appropriate boxes on the proxy card below.

3)       Sign and date the proxy card.

4)       Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M00000-P00000	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY
AXS MARKET NEUTRAL FUND (formerly, Cognios Market Neutral Large Cap Fund)

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

	For	Against	Abstain
1. Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the AXS Market Neutral Fund (the “Acquired Fund”) to the AXS Market Neutral Fund (the “Acquiring Fund”), a newly created series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund	☐	☐	☐

2. The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.	☐	☐	☐

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice and Proxy Statement is available at ____________.

M00000-P00000
PROXY	PROXY

M3Sixty Fund Trust

AXS MARKET NEUTRAL FUND

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 26, 2020

This Proxy is solicited on behalf of the Board of Trustees of M3Sixty Fund Trust (the “Trust”), on behalf of the AXS Market Neutral Fund (the “Fund”). Revoking any such prior appointments, the undersigned hereby appoints as proxies [           ] and [           ] (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66205 at 11:00 a.m. local time, and any adjournment(s) thereof (the “Special Meeting”), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY

PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN

IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD